SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

PHOENIX INTERNATIONAL VENTURES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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61B Industrial Pkwy
Carson City, NV 89706

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on July 24, 2009
The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K are available at: www.vfnotice.com/phoenixinternational

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 24, 2009

To the Stockholders of Phoenix International Ventures, Inc.:

Notice is hereby given that an Annual Meeting of Stockholders of Phoenix International Ventures, Inc., a Nevada corporation, will be held on July 24, 2009 at 11:00am (Pacific Time) at 61B Industrial Pkwy, Carson City, NV 89706 for the following purposes:

1.	To re-elect the two current directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal No. 1);
2.
To consider and act upon a proposal to ratify the Board’s selection of Mark Bailey & Company, Ltd. as the Company’s independent auditors for the fiscal year ending December 31, 2009 (Proposal No. 2); and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. A copy of our Annual Report to Stockholders for the year ended December 31, 2008, which contains financial statements and other information of interest to stockholders, accompanies this Notice and the enclosed Proxy Statement.

Only stockholders of record of our Common Stock, $0.001 par value per share, at the close of business on June 19, 2009 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment thereof, and only record or beneficial owners of Phoenix International Ventures Common Stock as of the Record Date may attend the Annual Meeting in person.

All such stockholders are cordially invited to attend the Annual Meeting of Stockholders in person. Your vote is important regardless of the number of shares you own.  When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license.  Beneficial owners also must provide evidence of stock holdings as of the Record Date, such as a recent brokerage account or bank statement.

Whether or not you expect to attend the Annual Meeting of Stockholders, please complete, sign, date, and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares. It will help in our preparations for the meeting if you would check the box on the form of proxy if you plan on attending the annual meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

Carson City, Nevada	By Order of the Board of Directors
June 22, 2009
Zahir Teja
President, Chief Executive Officer and Director

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PROXY STATEMENT

Proxies in the form enclosed with this Proxy Statement are being solicited by the Board of Directors of Phoenix International Ventures, Inc., a Nevada corporation (“Phoenix,” the “Company,” “we,” “us,” or “our”), for use at the 2009 Annual Meeting of Stockholders of Phoenix to be held at 11:00am (Pacific Time) on July 24, 2009, at 61B Industrial Pkwy, Carson City, Nevada 89706, and at any adjournment thereof.

Only stockholders of record as of the close of business on June 19, 2009 (the “Record Date”) of our Common Stock, $0.001 par value per share (the “Common Stock”) will be entitled to notice of, and to vote at, the meeting. As of the Record Date, 8,046,718 shares of Common Stock were issued and outstanding. Holders of Common Stock are entitled to one vote per share held by them. Stockholders may vote in person or by proxy. Granting a proxy does not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with us at the address set forth above at any time before the original proxy is exercised or (ii) voting in person at the meeting.

Each of Mr. Zahir Teja and Mr. Neev Nissenson are named as attorneys in the proxy. Mr. Teja is our President and Chief Executive Officer and is also a member of our Board of Directors. Mr. Nissenson is our Vice President, Secretary, Treasurer and Chief Financial Officer, and is also a member of our Board of Directors. Mr. Teja or Mr. Nissenson will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting, as described below under “Voting Procedures.” Any stockholder granting a proxy has the right to withhold authority to vote for the nominees to the Board of Directors or either of them. Where a vote has been specified in the proxy with respect to the matters identified in the Notice of the Annual Meeting, including the election of directors, the shares represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted as recommended by our Board on all matters, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the meeting.

The stockholders will consider and vote upon (i) a proposal to re-elect all of the current directors to serve until the next Annual Meeting of Stockholders and (ii) a proposal to ratify the Board’s selection of Mark Bailey & Company, Ltd. as the Company’s independent auditors for the fiscal year ended December 31, 2009. Stockholders also will consider and act upon such other business as may properly come before the meeting.

A copy of our Annual Report to Stockholders for the year ended December 31, 2008, which contains financial statements and other information of interest to stockholders, will first be mailed to stockholders, along with these proxy materials, on or about June 30, 2009.

VOTING PROCEDURES

Mr. Teja or Mr. Nissenson will vote all shares represented by properly executed proxies returned in time to be counted at the meeting. The presence, in person or by proxy, of at least a majority of the issued and outstanding shares of Common Stock entitled to vote at the meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld for the nominee for director, or which contain one or more abstentions, as well as broker non-vote shares (i.e., shares held in street name which cannot be voted by a broker on specific matters in the absence of instructions from the beneficial owner of the shares) are counted as present for purposes of determining the presence or absence of a quorum for the meeting.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the meeting as specified in such proxies. As noted above, proxies will be voted as recommended by our Board on all matters and will be voted in the discretion of the proxy holder on any other matters that properly come before the meeting, if no voting instructions are indicated.

The director will be elected by a plurality of the votes cast, in person or by proxy, at the meeting. This means that the nominee receiving the highest number of affirmative votes of the shares voting on the election of directors will be elected as director. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

For all other matters that may be submitted to stockholders at the meeting, the affirmative vote of a majority of shares present (in person or represented by proxy) and voting on that matter will be required for approval. Shares abstaining and broker non-votes, since they are not voting on a matter, will not have the same effect as votes against the matter.

Votes at the meeting will be tabulated by one or more inspectors of election appointed by the Chief Executive Officer.

SECURITY OWNERSHIP BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table provides the names and addresses of each person known to us to own more than 5% of our outstanding common stock as of June 19, 2009, and by the officers and directors, individually and as a group. Except as otherwise indicated, all shares are owned directly.

The percent of class is based on 8,046,718 shares of common stock issued and outstanding as of June 19, 2009.

Title Of Class	Name and Address of Beneficial Owner(1)(2)	Position with the Company	Amount Of Beneficial Ownership	Percent Of Class

Common Stock	Zahir Teja(3)	President, CEO, Director	6,715,000	76%

Common Stock	Neev Nissenson(4)	Vice President, Secretary, Treasurer, CFO and Director	3,268,000	39%

Common Stock	All Officers and Directors as a group that consists of 2 persons		7,445,000	81%

Common Stock	Anney Business Corp.(5) Rue Arnold Winkelried 8, Case postale 1385, 1211 Geneve 1, Switzerland	5% Stockholder	5,675,000	70%

Common Stock	Teja N. Shariff(6)	Former CFO and Treasurer	296,000	4%

______________________________
(1) Unless otherwise indicated, the address is care of Phoenix International Ventures, Inc., 61B Industrial Parkway, Carson City, Nevada 89706.

(2) Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of common stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table.

(3) Mr. Teja's share holdings consist of 2,450,000 shares of the Company's common stock beneficially owned by him. Under his employment agreement, Mr. Teja owns an option to purchase up to 660,000 shares of the Company's common stock at an exercise price of $.50 per share. This option is currently exercisable and expires December 31, 2010. Under irrevocable proxies signed by the holders of an aggregate of 2,538,000 shares of the Company's common stock, Mr. Teja and Neev Nissenson have been appointed, jointly and severally, as attorneys-in-fact to vote such holders' shares for a period of seven years. Under the Consulting Agreement among the Company, Anney Business Corp. and Mr. Teja, Mr. Teja and Anney have an understanding to vote their shares together at shareholders meetings; accordingly, Mr. Teja may be deemed to be the beneficial owner of the 631,000 shares of the Company's common stock beneficially owned by Anney. Mr. Teja and Mr. Shariff are brothers. Under a subscription agreement signed December 31, 2007, Mr. Teja has a warrant to purchase up to 140,000 shares for $1.00 per share for 2 years.

 (4) Neev Nissenson's share holdings consist of 395,000 shares of the Company's common stock beneficially owned by him and 5,000 shares of the Company's common stock beneficially owned by his wife. Mr. Nissenson disclaims beneficial ownership of the shares owned by his wife. Under his employment agreement, Mr. Nissenson owns an option to purchase up to 330,000 shares of the Company's common stock at an exercise price of $.50 per share. This option expires December 31, 2010. Under irrevocable proxies signed by the holders of an aggregate of 2,538,000 shares of the Company's common stock, Mr. Teja and Mr. Nissenson have been appointed, jointly and severally, as attorneys-in-fact to vote such holders' shares for a period of seven years.

(5) Anney Business Corp.'s share holdings consist of 631,000 shares of the Company's common stock beneficially owned by it. Under its consulting agreement with the Company, Anney owns an option to purchase up to 56,000 shares of the Company's common stock at an exercise price of $.50 per share. This option expires December 31, 2010. Under the same consulting agreement, Anney and Mr. Teja have an understanding to vote their shares together at shareholders meetings; accordingly, Anney may be deemed to be the beneficial owner of the 2,450,000 shares of the Company's common stock beneficially owned by Mr. Teja and the 2,538,000 shares of the Company's common stock with respect to which Mr. Teja has been appointed an attorney-in-fact.

 (6) Mr. Shariff served as our Treasurer and CFO until April 27, 2009, upon expiration of his employment agreement. Mr. Shariff's share holdings consist of 296,000 shares of the Company's common stock beneficially owned by him. Under a Debt Conversion Agreement, Mr. Shariff was issued 96,000 shares of the Company's common stock in consideration of the cancellation of the Company's Note in the outstanding principal amount of $48,000. Mr. Shariff and Mr. Teja are brothers.

CORPORATE GOVERNANCE
Significant Employees

As of June 19, 2009, the Company believes that almost all employees are important to the success of the Company but the only significant individuals are Zahir Teja, President, Chief Executive Officer and Director, and Neev Nissenson, Vice President, Chief Financial Officer, Secretary, Treasurer and Director.

Family Relationships

Mr. Teja, the Company’s President, CEO and director, and Mr. Sharrif, the Company’s former Chief Financial Officer and Treasurer, are brothers. Aside from the foregoing, there are no family relationships among our directors, executive officers, or persons nominated or chosen by us to become directors or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past five years, none of the following occurred with respect to a present or former director, executive officer, or employee: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and our other equity securities. Officers, directors and greater than ten percent beneficial shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on copies of such reports provided to us, there was one Form 4 report filed late by Mr. Teja.

Security Holder Nominating Procedures

We do not have any formal procedures by which our stockholders may recommend nominees to our board of directors.

Committees of the Board of Directors

We do not have a nominating, compensation or audit committee, nor do we have an audit committee financial expert. As such, our entire Board of Directors acts as our audit committee and handles matters related to compensation and nominations of directors.

Audit Committee

We do not have a separately-designated standing audit committee, and none of our Board members are “independent.”  The entire Board of Directors performs the functions of an audit committee, but no written charter governs the actions of the Board of Directors when performing the functions of that would generally be performed by an audit committee. The board of directors approves the selection of our independent accountants and meets and interacts with the independent accountants to discuss issues related to financial reporting. In addition, the Board of Directors reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants our annual operating results, considers the adequacy of our internal accounting procedures and considers other auditing and accounting matters including fees to be paid to the independent auditor and the performance of the independent auditor.

For the year ended December 31, 2008, the Board of Directors:

1.	Reviewed and discussed the audited financial statements with management, and
2.	Reviewed and discussed the written disclosures and the letter from our independent auditors on the matters relating to the auditor's independence.

Board Meetings and Attendance

During fiscal 2008, the Board held one physical meeting. No incumbent director attended, either in person or via telephone, fewer than 75% of the aggregate of all meetings of the Board. The Board also approved certain actions by unanimous written consent.

Annual Meeting Attendance

One of the Company’s then two directors attended our 2008 Annual Meeting of Stockholders.

Director Independence

Our determination of independence of directors is made using the definition of “independent director” contained in the rules of the NYSE Amex LLC (the “NYSE Amex”), even though such definitions do not currently apply to us because we are not listed on the NYSE Amex. We have determined that none of our directors currently meet the definition of “independent” as within the meaning of such rules as a result of their current positions as our executive officers.

ELECTION OF DIRECTORS
(PROPOSAL NO. 1)

The Company’s Board of Directors consists of two directors serving one-year terms. As a result, the entire Board is up for re-election each year. These provisions, together with the provisions of our Certificate of Incorporation and by-laws, allow only the Board of Directors to fill vacancies on or increase the size of the Board of Directors.

A plurality of the votes cast by the holders of Common Stock present or represented by proxy and entitled to vote at the meeting is required for the election of a nominee. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

The two current directors, Zahir Teja and Neev Nissenson, are up for re-election as directors of Phoenix at the Annual Meeting.  Should these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

 The nominees and the year they first joined the Board of Directors are:

Nominee	Age	Year First Joined Board	Current Positions
Zahir Teja	54	October 2006	Director, President and Chief Executive Officer
Neev Nissenson	30	October 2006	Director, Vice President, Chief Financial Officer, Secretary and Treasurer

Information about the Nominees for the Board of Directors

Zahir Teja - President, Chief Executive Officer, Director

Zahir Teja, age 54, has served as our President and Chief Executive Officer since our inception in 2006. He holds this position at the pleasure of the Board of Directors. He has also been a member of the Board of Directors since our inception. His term as a board member is one year until the next meeting of stockholders and until his successor has been duly elected and qualified. From April, 2003 to the present, Mr. Teja was the founder and sole owner of Phoenix Aerospace, Inc., a company engaged in the business of design, modifications and manufacturing of support equipment of military aircraft. Prior to that engagement, Mr. Teja was engaged from June, 2000 to March, 2003 as a consultant with American Valley Aviation, Inc., a manufacturer and remanufacturer of ground support equipment. His primary responsibilities were in the areas of marketing and sales and business development in ground support equipment.

Under a consulting agreement dated October 2, 2006, as amended (the “October 2006 Consulting Agreement”), among the Company, Mr. Teja, and Anney Business Corp., a British Virgin Islands corporation (“Anney”), the parties agreed, among other things, to vote their shares to nominate Zahir Teja and Neev Nissenson as directors and appoint Mr. Teja as President and Mr. Nissenson as Vice President. See “Certain Relationships And Related Transactions, And Director Independence - Consulting Agreement” below.

Neev Nissenson - Vice President, Chief Financial Officer, Secretary, Treasurer and Director

Neev Nissenson, age 30, has served as our Vice President since our inception in 2006. He holds this position at the pleasure of the Board of Directors. He has also been a member of the Board of Directors since our inception. His term as a board member is one year until the next meeting of stockholders and until his successor has been duly elected and qualified.  Mr. Nissenson was appointed Chief Financial Officer and Treasurer on April 27, 2009 following the expiration of the employment agreement with our former Chief Financial Officer, Mr. Teja Shariff. For at least the past five years, Mr. Nissenson currently serves as a director for Dionysos Investments Ltd., a privately owned consulting company.  Until November 2006, Mr. Nissenson was also a consultant with Dionysos Investments Ltd., where he was responsible for numerous business development projects for private and public companies.”. Mr. Nissenson is an armored platoon commander in the Israeli Defense Forces (Reserve) Armored Corps with a rank of Captain. He holds an Executive Master's degree in Business Administration specializing in Integrative Management from the Hebrew University of Jerusalem and a bachelor of the arts degree in General History and Political Science from Tel Aviv University.

Under the October 2006 Consulting Agreement, the parties agreed, among other things, to vote their shares to nominate Zahir Teja and Neev Nissenson as directors and appoint Mr. Teja as President and Mr. Nissenson as Vice President. See “Certain Relationships And Related Transactions, And Director Independence - Consulting Agreement” below

Director Compensation for 2008

Directors are not paid any fees or compensation for services as members of our Board of Directors.

Certain Relationships and Related Transactions and Director Independence

Except as described below, none of the following parties has, since our date of incorporation, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us:

•	Any of our directors or officers;
•	Any person proposed as a nominee for election as a director;
•	Any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock
•	Any of our promoters; and
•	Any relative or spouse of any of the foregoing persons who has the same house as such person

The Company and Phoenix Aerospace, Inc. have entered into a Share Exchange Agreement dated as of December 1, 2006. Under the Share Exchange Agreement, Zahir Teja, the sole owner and principal of Phoenix Aerospace, Inc. will exchange all the issued and outstanding shares of Phoenix Aerospace, Inc. common stock for 3,000,000 shares of the common stock of the Company. As a result of this transaction, Phoenix Aerospace, Inc. became a wholly owned subsidiary of the Company, and Mr. Teja became a principal stockholder of and continued to be a principal of the Company. The effective date of this transaction was January 1, 2007.

In December, 2006, Phoenix Aerospace, Inc. entered into a Debt Conversion Agreement with Teja N. Shariff, the Company's former CFO and a creditor. Under this agreement, Phoenix Aerospace, Inc. agreed to cause the Company to issue to Mr. Shariff 96,000 shares of the Company's common stock in consideration of the cancellation of a Note in the outstanding principal amount of $48,000. Mr. Shariff represented in the agreement that the common stock was purchased for investment and that he was an accredited investor under Regulation D. These shares of common stock are restricted shares as defined in the Securities Act.

As described in more detail under “Executive Compensation - Employment Agreements” below, the Company has entered into employment agreements with its executive officers.

Consulting Agreement

The Company has entered into a Consulting Agreement dated October 2, 2006 with Mr. Teja, and Anney Business Corp., a British Virgin Islands company (“Anney”), which is wholly owned and controlled by the Nissenson family. Haim Nissenson, who is the father of Neev Nissenson, is the Chairman of Anney. The term of the Agreement shall run so long as Mr. Teja and the Nissenson family are stockholders of the Company. The Agreement's effective date was April 26, 2007 (“Effective Date”). Under the Agreement, Anney has agreed to provide consulting services to the Company. For providing these services, Anney will receive a fee of $10,000 per month. Anney is also entitled to receive annually a bonus and success fee calculated as follows: the product of (A) one percent (1%) and (B) all revenues from the Company's operations in excess of $4,000,000. The foregoing bonus and success fee shall not exceed $130,000 during any twelve month period. The Company has granted Anney an option to purchase 330,000 shares of the Company's common stock at an exercise price of $.50 per share. The option terminates December 31, 2010.In September 30, 2009 Anney has elected to partially exercise their option to purchase 274,000 shares in redemption of $138,000 of previously accrued fees.

The parties have also agreed to vote their shares to nominate Zahir Teja and Neev Nissenson as directors and to appoint Mr. Teja as President and Mr. Nissenson as Vice President. Each of Mr. Teja and Anney has further agreed to give the other the right of first refusal if he wants to sell any of his shares. The Agreement contains other terms and conditions.

Director Independence

Our determination of independence of directors is made using the definition of “independent director” contained in the rules of the NYSE Amex LLC (the “NYSE Amex”), even though such definitions do not currently apply to us because we are not listed on the NYSE Amex. We have determined that none of our directors currently meet the definition of “independent” as within the meaning of such rules as a result of their current positions as our executive officers.

At the Annual Meeting a vote will be taken on a proposal to approve the election of the director nominees.

Shareholder Vote Required

Approval of the proposal to elect the director nominees will require a plurality of the votes cast by the stockholders at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following table provides information concerning the Company’s current executive officers.

Name	Age	Office Currently Held
Zahir Teja	54	President, Chief Executive Officer and Director
Neev Nissenson	30	Vice President, Chief Financial Officer, Secretary, Treasurer and Director

A brief description of the business experience of Mr. Teja and Mr. Nissenson is set forth above.

EXECUTIVE COMPENSATION

The table below summarizes all compensation awarded to, earned by, or paid to our current executive officers for each of the last three completed fiscal years.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option awards	Non-Equity Incentive Plan Comp.	Nonqualified Deferred Comp. Earnings	All other compensation	Total
		($)	($)	($)	($)	($)	($)	($)	($)
Zahir Teja(1) President, CEO, Director	2008	160,000							160,000
	2007	120,000			(4) $178,200				298,200
	2006	120,000							120,000

Neev Nissenson(2) VP, Secretary, Treasurer, CFO and Director	2008	109,000							109,000
	2007	50,000			(5) $89,100				139,100
	2006

Teja N. Shariff(3) Former CFO, Treasurer and CAO	2008	60,000							60,000
	2007	40,000							40,000
	2006

(1) Pursuant to Mr. Teja's employment agreement with the Company (described below), Mr. Teja is due an annual salary of $180,000 per year starting from April 26, 2008. In 2008, his salary totaled approximately $127,500 actually received in 2008 and $32,500 was deferred or accrued.

(2) Pursuant to Mr. Nissenson's employment agreement with the Company (described below), Mr. Nissenson is due an annual salary of $126,000 per year starting from April 26, 2008. In 2008, his salary totaled approximately $109,000, with $82,625 received in 2008 and $26,375 deferred or accrued.  Mr. Nissenson was appointed Chief Financial Officer and Treasurer on April 27, 2009.

(3) Mr. Sharrif served as the Company’s Chief Financial Officer, Treasurer and Chief Accounting Officer until April 27, 2009, upon expiration of his employment agreement with the Company.   Pursuant to the employment agreement, Mr. Shariff earned annual salary of $60,000. In 2008, Mr.Shariff actually received $55,000 and $5,000 was deferred or accrued.

(4) The amount shown in the “Option Awards” column reflects the dollar amount recognized for fiscal 2007 financial statement reporting purposes of the outstanding stock awards held by Mr. Teja in accordance with SFAS 123R. The amount represents an option award to purchase 660,000 shares of the Company's common stock for an exercise price of $.50 per share, granted on April 26, 2007 pursuant to Mr. Teja’s employment agreement.  The options expire on December 31, 2010.  The "fair value" of these options was estimated to be $0.27 per option on the grant date.  Refer to the Company’s Consolidated Financial Statements for the Fiscal Years Ended December 31, 2008 and 2007, Note 11 included in Item 8 of the Company’s Annual Report on Form 10-K, with respect to valuation assumptions for this option grant. Mr. Teja held no other stock or option awards at December 31, 2008.

(5) The amount shown in the “Option Awards” column reflects the dollar amount recognized for fiscal 2008 and 2007 financial statement reporting purposes of the outstanding stock awards held by Mr. Nissenson in accordance with FAS 123R. This amount   represents an option award to purchase 330,000 shares of the Company's common stock for an exercise price of $.50 per share, granted on April 26, 2007 pursuant to Mr. Nissenson’s employment agreement.  The options expire on December 31, 2010.  The "fair value" of these options was estimated to be $0.27 per option on the grant date. Refer to the Company’s Consolidated Financial Statements for the Fiscal Years Ended December 31, 2008 and 2007, Note 11 included in Item 8 of the Company’s Annual Report on Form 10-K, with respect to valuation assumptions for this option grant. Mr. Teja held no other stock or option awards at December 31, 2008.

Employment Agreements

Zahir Teja Employment Agreement

The Company has entered into an employment agreement with Zahir Teja to serve as the Company's Chief Executive Officer and President. The term of the Agreement is 36 months commencing on April 26, 2007 (the “Effective Date”). The term shall be automatically extended for additional one year periods, unless either party notifies the other in writing at least 90 days prior to the expiration of the then existing term of its intention not to extend the term.

Mr. Teja's base compensation is $120,000 for the first 12 months, $180,000 for the second 12 months, and no less than $180,000 for the third 12 months during the term. Mr. Teja shall be entitled to receive annually a bonus and success fee calculated as follows: the product of (A) one percent (1%) and (B) all revenues from the Company's operations in excess of $4,000,000. The foregoing bonus and success fee shall not exceed $130,000 during any twelve month period. Mr. Teja is also entitled to certain fringe benefits and reimbursement of expenses. The employment agreement may be terminated by the Company for “Cause” and may be terminated by Mr. Teja for “Good Reason” or on 90 days' notice.

Under the employment agreement, the Company has granted Mr. Teja an option to purchase 660,000 shares of the Company's common stock for an exercise price of $.50 per share. The options terminate December 31, 2010.

Neev Nissenson Employment Agreement

The Company has entered into an employment agreement with Neev Nissenson to serve as the Company's Vice President. The term of the Agreement is 36 months commencing on the Effective Date. The term shall be automatically extended for additional one year periods, unless either party notifies the other in writing at least 90 days prior to the expiration of the then existing term of its intention not to extend the term.

Mr. Nissenson's base compensation is $75,000 for the first 12 months, $126,000 for the second 12 months, and no less than $126,000 for the third 12 months during the term. Mr. Nissenson is also entitled to certain fringe benefits and reimbursement of expenses. The employment agreement may be terminated by the Company for “Cause” and may be terminated by Mr. Nissenson for “Good Reason” or on 90 days' notice.

Under the employment agreement, the Company has granted Mr. Nissenson an option to purchase 330,000 shares of the Company's common stock at an exercise price of $.50 per share. The options terminate December 31, 2010.

Teja N. Sharriff Employment Agreement

The Company had entered into an employment agreement with Teja N. Shariff to serve as the Company's Chief Financial Officer. The term of the Agreement was for 24 months commencing on the Effective Date. The term was to be automatically extended for additional one year periods, unless either party notified the other in writing at least 90 days prior to the expiration of the then existing term of its intention not to extend the term. On January 22, 2009, the Board of Directors resolved not to extend the employment agreement with Teja Shariff as CFO.  Upon expiration of the agreement on April 27, 2009, Neev Nissenson was appointed to serve as CFO, in addition to his role as Vice President. The Board intends to retain Mr. Shariff as a consultant to the Company.

Mr. Shariff's base compensation was $5,000 per month during the term. Mr. Shariff was also entitled to certain fringe benefits and reimbursement of expenses. The employment agreement could be terminated by the Company for “Cause” and by Mr. Shariff for “Good Reason” or on 90 days' notice.

Outstanding Equity Awards at 2008 Fiscal Year End

The following table sets forth the stock options held by the named executives as of December 31, 2008.

	Options Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexercis-able)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Zahir Teja	660,000(1)			0.50	12/31/10
Neev Nissenson	330,000(1)			0.50	12/31/10
Teja N. Shariff

(1)           All options vested immediately upon grant on April 26, 2007.

 Stock Options

Other than the options described above and certain options to purchase an aggregate of 170,000 shares of our common stock at an option price of $1.00 per share granted under a retainer agreement between the Company and its securities counsel and an option to purchase an aggregate of 330,000 of our common stock at an option price of $0.50 granted under a consulting agreement, there were no other options granted in the last two fiscal years.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
(PROPOSAL NO. 2)

Mark Bailey & Company, Ltd. (“MBC”) is our independent public accountants.  MBC has served as the Company’s independent auditors since December 10, 2007. MBC audited our financial statements for the twelve months ended December 31, 2007 and 2008, and reviewed our quarterly reports for the fiscal quarters ended March 31, 2008, June 30, 2008 and September 30, 2008.  Stark Winter and Shenkein (“SWS”) reviewed our quarterly reports for the fiscal quarters ended March 31, 2007, June 30, 2007, and September 30, 2007.  MBC has been appointed by the Board of Directors to continue as the Company’s independent auditors for the fiscal year ending December 31, 2009. In the event that ratification of this selection of auditors is not ratified by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will reconsider its selection of auditors. MBC has no interest, financial or otherwise, in the Company. The proxy holders intend to vote the shares represented by proxies to ratify the Board’s selection of MBC as the Company’s independent auditors for the fiscal year ending December 31, 2009.

 A representative of MBC is expected to be present at the Annual Meeting. The auditors will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Audit and Non-Audit Fees

Aggregate fees for professional services rendered to the Company by MBC and SWS as of or for the two fiscal years ended December 31, 2008 and 2007 are set forth below. Of the fees for 2007, we paid SWS $106,000 in connection with the quarterly reviews included in Audit fees, with the remainder paid to MBC. During 2008, we paid SWS $5,000 in connection with consent procedures included in Audit fees.

	Fiscal Year
	2008	2007

Audit Fees	$49,500	$68,000
Audit-Related Fees	0	0
Tax Fees	15,000	0
All Other		38,000
Total	$64,500	$106,000

Audit Fees Aggregate fees billed by our auditors for professional services rendered in connection with a review of the financial statements included in our quarterly reports on Form 10-Q and the audit of our annual consolidated financial statements for the fiscal years ended December 31, 2008 and December 31, 2007.

Audit-related Fees Our auditors did not bill any additional fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

Tax Fees Aggregate fees billed by our auditors for professional services for tax compliance, tax advice, and tax planning, and related filings.

All Other Aggregate fees billed by our auditors for all other non-audit services, such as attending meetings and other miscellaneous financial consulting.

 At the Annual Meeting a vote will be taken on a proposal to ratify the appointment of the auditors.

Shareholder Vote Required

Approval of this proposal requires the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE  APPOINTMENT OF MARK BAILEY & CO. LTD. AS THE COMPANY’S INDEPENDENT
 AUDITORS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

It is contemplated that the next Annual Meeting of Stockholders will be held on or about July 26, 2010. To be eligible for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the 2010 Annual Meeting of Stockholders, proposals must be addressed to the Secretary of Phoenix International Ventures Inc. and must be received at our principal executive offices not later than February 22, 2010. In order to avoid controversy as to the date on which we received a proposal was received, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by Certified Mail, Return Receipt Requested.

If any stockholder proposes to make any proposal at the 2010 Annual Meeting of Stockholders which proposal will not be included in our proxy statement for such meeting, such proposal must be received not less than 60 or more than 90 days prior to the meeting date to be considered timely. The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at that meeting.

EXPENSES AND SOLICITATION

We will bear the costs of printing and mailing proxies. In addition to soliciting stockholders by mail or through our regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have shares of our common stock registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders following the original solicitation.

OTHER BUSINESS

The Board of Directors knows of no other items that are likely to be brought before the meeting except those that are set forth in the foregoing Notice of Annual Meeting of Stockholders. If any other matters properly come before the meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

*************

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute, and promptly return the accompanying proxy card.

By Order of the Board of Directors

Zahir Teja
President and Chief Executive Officer

Carson City, Nevada
June 22, 2009

ANNUAL MEETING OF STOCKHOLDERS OF
PHOENIX INTERNATIONAL VENTURES, INC.

July 24, 2009

Please mark, date, sign and mail
your proxy card in the
envelope provided as soon
as possible

Please detach and mail in the envelope provided

 MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE  MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

1. Election of Directors

☐ FOR FIRST  NOMINEE: Zahir Teja, as Director

☐ FOR SECOND NOMINEE: Neev Nissenson, as Director

☐ WITHHOLD AUTHORITY
 FOR NOMINEES

☐ FOR ALL EXCEPT:
 (See Instruction below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the name of the nominee you wish to withhold authority in the box below.

To change the address on your account, please check  the box at right          ☐
and indicate your new address in the  space below. Please note that changes to the registered name(s) on the account may be submitted via this method.

2. To consider and act upon a proposal to ratify the Board’s selection of Mark Bailey & Company, Ltd. as the Company’s independent auditors for the fiscal year ending December 31, 2009.

☐ FOR THE PROPOSAL
☐ AGAINST THE PROPOSAL

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS, FOR THE RATIFICATION OF MARK BAILEY & COMPANY, LTD. AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009, AND, IN THE CASE OF OTHER MATTERS THAT LEGALLY COME BEFORE THE MEETING, AS SAID ATTORNEY(S) MAY DEEM ADVISABLE.

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS ON JULY 24, 2009 AT 11:00 AM (PACIFIC TIME) AT 61B INDUSTRIAL PKWY, CARSON CITY, NV 89706.

Signature of Stockholder __________________________ Date: ________________	Signature of Stockholder _______________________ Date: _________________
Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

PHOENIX INTERNATIONAL VENTURES, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 24, 2009

Revoking all prior proxies, the undersigned, a stockholder of PHOENIX INTERNATIONAL VENTURES, INC. (the “Company”), hereby appoints ZAHIR TEJA and NEEV NISSENSON, or either of them, as attorneys and agents of the undersigned, with full power of substitution, to vote all of the shares of the Company’s Common Stock, par value $0.001 per share (“Common Stock”), owned by the undersigned at the Annual Meeting of Stockholders of the Company to be held on July 24, 2009 at 61B Industrial Pkwy, Carson City, NV 89706 at 11:00 A.M. local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying, and confirming all that said attorney and agent or his substitute may lawfully do in place of the undersigned as indicated on the reverse.

IMPORTANT: SIGNATURE REQUIRED ON THE REVERSE SIDE